UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2014

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

AC ONE China Fund

Investor Class – acocx
Institutional Class – acoix

Annual Report

June 30, 2014

AC ONE CHINA FUND

July 31, 2014

Dear Fellow Shareholders,

As we end the second quarter of 2014, we are pleased to offer this review and update to our shareholders.

Rates of Annualized Return as of June 30, 2014:

		Since Inception(1)
	1 Year	to June 30, 2014
Institutional Class	18.57%	16.30%
Investor Class, without load	18.21%	16.11%
Investor Class with load	11.68%	12.76%
MSCI China Index(2)	15.67%	11.34%
Heng Seng Index(3)	11.48%	10.08%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Performance data shown for the Investor Class (with load) reflects maximum sales charge of 5.50%.  Performance data shown “without load” does not reflect the maximum sales charge. If reflected, the load would reduce the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-888-964-0788.

The fund has 2.00% redemption fee for funds which are redeemed within 60 days if purchase. Performance does not reflect the redemption fee.  If it had, returns would be reduced.

Institutional Class Gross Expense Ratio – 8.35%
Investor Share Class Gross Expense Ratio - 8.60%

(1)	July 27, 2012
(2)
The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents then adjusted for free float.

(3)	The Hang Seng Index is a free float-adjusted market capitalization index designed to measure the equity market in Hong Kong. One cannot invest directly in an index.

For the year ended June 30, 2014, the AC ONE China Fund Institutional Class returned 18.57% compared to 11.48% for Hong Kong’s Hang Seng Index and 15.61% for the MSCI China Index.  Since inception in July 2012, the Institutional Class has returned 16.30% annually compared to 10.08% for the Hang Seng Index and 11.34% for the MSCI China Index.

The Fund’s holdings continue to focus on the opportunities presented by the expanding Chinese middle class and their growing consumption.  Recent commentary has suggested that, economically, China has developed to a point similar to where Japan was in 1970 and South Korea was in 1980.  When these two countries reached the level of per capita Gross Domestic Product (GDP) that China now enjoys, their domestic consumer society took root.  While the growth of the consumer segment of the Chinese economy may be uneven, the managers believe the prospects for long-term growth appear strong.

AC ONE CHINA FUND

Additionally, the managers continue to see value in Chinese equities.  Unlike North America, market sentiment has largely not yet recovered from the sharp declines of 2008 resulting in compelling valuations particularly when compared to U.S. equity valuations.  At the end of June, U. S. equities traded at about 19 times present earnings (based on Standard & Poor’s estimates) with the U.S. economy estimated to grow at or below 3% while the Hang Seng Index trades at under 12 times present earnings with economic growth at 7%+. We believe that as the world’s economy continues to improve, the prospects of Chinese equities closing this valuation gap are strong.

The managers of the AC ONE China Fund remain gratified by the confidence our shareholders have placed with us and look forward to continued progress in the years ahead.

Respectfully,

Patrick Pascal
Co-President

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Because the fund is focused on Chinese companies it is subject to greater risk of adverse events in the country and region.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The AC ONE China Fund is distributed by Quasar Distributors, LLC.

AC ONE CHINA FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000.  Performance reflects waivers of fees and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of June 30, 2014

	One Year	Since Inception(1)
Investor Class – Without Load	18.21%	16.11%
Investor Class – With Load	11.68%	12.76%
Institutional Class	18.57%	16.30%
Hang Seng Index(2)	11.48%	10.08%

(1)	July 27, 2012.
(2)
The Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong.

AC ONE CHINA FUND

Expense Example (Unaudited)
June 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 – June 30, 2014).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	01/01/2014	06/30/2014	01/01/2014 – 06/30/2014
Investor Class Actual(2)	$1,000.00	$ 950.50	$9.43
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.12	$9.74
Institutional Class Actual(2)	$1,000.00	$ 951.30	$8.22
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.36	$8.50

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.95% and 1.70% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2014 of (4.95)% and (4.87)% for the Investor Class and Institutional Class, respectively.

AC ONE CHINA FUND

Sector Allocation (Unaudited)
as of June 30, 2014(1)
(% of Net Assets)

Top Ten Equity Holdings (Unaudited)
as of June 30, 2014(1)(2)
(% of net assets)

Tencent Holdings	7.0%
Ping An Insurance Group, Class H	5.5
China Mobile	5.2
China Petroleum & Chemical, Class H	4.8
Tingyi Holding	4.5
China Mengniu Dairy	4.0
Tsingtao Brewery, Class H	3.6
Lenovo Group	3.5
Samsonite International	3.1
Hengan International Group	3.0

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

AC ONE CHINA FUND

Schedule of Investments
June 30, 2014

	Shares	Value
COMMON STOCKS – 96.0%
Consumer Discretionary – 15.7%
Belle International Holdings	66,000	$73,240
Chow Tai Fook Jewellery	31,600	48,302
Ctrip.com International – ADR*	2,000	128,080
Geely Automobile Holdings	385,000	135,599
Goodbaby International Holdings	280,000	138,106
Great Wall Motor, Class H	47,000	174,776
Haier Electronics Group	110,000	287,494
Sa Sa International Holdings	78,000	53,850
Samsonite International	95,300	314,147
Vipshop Holdings – ADS*	700	131,418
Xinyi Glass Holdings	150,000	88,051
		1,573,063
Consumer Staples – 17.2%
China Mengniu Dairy	87,000	402,165
Hengan International Group	29,000	305,387
Tingyi Holding	160,000	448,252
Tsingtao Brewery, Class H	46,000	359,722
Want Want China Holdings	148,000	213,058
		1,728,584
Energy – 7.6%
China Petroleum & Chemical, Class H	504,200	479,364
CNOOC	160,000	287,627
		766,991
Financials – 14.9%
Bank Of China, Class H	292,000	130,732
China Life Insurance, Class H	77,000	201,456
Hong Kong Exchanges & Clearing	2,800	52,198
Industrial & Commercial Bank of China, Class H	477,000	301,624
PICC Property & Casualty, Class H	168,320	255,030
Ping An Insurance Group, Class H	71,000	549,684
		1,490,724
Health Care – 4.7%
Guangzhou Baiyunshan Pharmaceutical Holdings	34,000	99,470
Sinopharm Group, Class H	36,400	100,767
Tong Ren Tang Technologies, Class H	90,000	131,469
WuXi PharmaTech Cayman – ADR*	4,200	138,012
		469,718

See Notes to the Financial Statements

AC ONE CHINA FUND

Schedule of Investments – Continued
June 30, 2014

	Shares	Value
Industrials – 10.3%
Air China, Class H	329,000	$192,733
AviChina Industry & Technology, Class H	196,000	110,747
Beijing Capital International Airport, Class H	138,000	94,872
China Everbright International	85,000	121,404
CSR, Class H	358,000	268,962
Zhuzhou CSR Times Electric, Class H	79,500	241,504
		1,030,222
Information Technology – 15.7%
AAC Technologies	13,000	84,605
Baidu – ADR*	1,365	254,996
GCL-Poly Energy Holdings*	532,000	177,838
Lenovo Group	258,000	352,463
Tencent Holdings	46,000	699,800
		1,569,702
Materials – 1.3%
Bloomage Biotechnology	25,000	65,270
China Lumena New Materials (a)	284,000	7,328
Yingde Gases Group Co.	50,000	54,204
		126,802
Telecommunication Services – 7.3%
China Mobile	53,500	519,632
China Telecom, Class H	440,000	215,216
		734,848
Utilities – 1.3%
China Resources Gas Group	42,000	132,425
Total Common Stocks
(Cost $8,690,221)		9,623,079
SHORT-TERM INVESTMENTS – 3.7%
Invesco Liquid Assets Portfolio, 0.06%^
(Cost $375,151)	375,151	375,151
Total Investments – 99.7%
(Cost $9,065,372)		9,998,230
Other Assets and Liabilities, Net – 0.3%		31,248
Total Net Assets – 100.0%		$10,029,478

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See notes 2 and 3 in Notes to Financial Statements.
^	Variable Rate Security - The rate shown is the current yield as of June 30, 2014.
ADR – American Depositary Receipt
ADS – American Depositary Share

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Assets and Liabilities
June 30, 2014

ASSETS:
Investments, at value
(cost $9,065,372)	$9,998,230
Dividends & interest receivable	77,740
Prepaid expenses	6,683
Receivable from adviser for expense reimbursements	2,961
Total assets	10,085,614
LIABILITIES:
Payable for fund administration & accounting fees	18,670
Payable for compliance fees	2,045
Payable for transfer agent fees & expenses	7,890
Payable for custody fees	4,798
Payable for trustee fees	3,013
Payable for audit fees	15,497
Accrued expenses	2,627
Accrued distribution fees	1,596
Total liabilities	56,136

NET ASSETS	$10,029,478

NET ASSETS CONSIST OF:
Paid-in capital	$8,644,548
Accumulated undistributed net investment income	33,214
Accumulated undistributed net realized gain on investments	418,644
Net unrealized appreciation on investments and translations of foreign currency	933,072
Net Assets	$10,029,478

	Investor	Institutional
	Class	Class
Net Assets	$1,066,215	$8,963,263
Shares issued and outstanding(1)	81,607	684,214
Net asset value, redemption price and minimum offering price per share(2)	$13.07	$13.10
Maximum offering price per share ($13.07/0.9450)(3)(4)	$13.83	N/A

(1)	Unlimited shares authorized.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on certain shares redeemed within 12 months of Investor Class shares.
(4)	Reflects a maximum sales charge of 5.50%.

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Operations
For the Year Ended June 30, 2014

INVESTMENT INCOME:
Interest income	$199
Dividend income	218,026
Less: Foreign taxes withheld	(11,469)
Total investment income	206,756

EXPENSES:
Investment adviser fees (See Note 4)	115,034
Fund administration & accounting fees (See Note 4)	114,750
Transfer agent fees (See Note 4)	46,158
Federal & state registration fees	34,866
Custody fees (See Note 4)	32,105
Audit fees	15,496
Compliance fees (See Note 4)	12,116
Legal fees	11,500
Trustee fees (See Note 4)	8,644
Other	7,336
Postage & printing fees	2,810
Distribution fees – Investor Class (See Note 5)	2,079
Total expenses before reimbursement	402,894
Less: reimbursement/waiver from investment adviser (See Note 4)	(244,369)
Net expenses	158,525

NET INVESTMENT INCOME	48,231

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments, including foreign currency gain	487,224
Net change in unrealized appreciation on investments and translations of foreign currency	739,831

Net realized and unrealized gain on investments and foreign currency	1,227,055

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,275,286

See Notes to the Financial Statements

AC ONE CHINA FUND

Statements of Changes in Net Assets

		For the Period
		Inception
	For the Year Ended	Through
	June 30, 2014	June 30, 2013(1)
OPERATIONS:
Net investment income	$48,231	$25,451
Net realized gain on investments,
including foreign currency gain	487,224	98,326
Net change in unrealized appreciation on investments
and translations of foreign currency	739,831	193,241
Net increase in net assets resulting from operations	1,275,286	317,018

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,008,574	349,716
Proceeds from reinvestment of distributions	24,147	—
Payments for shares redeemed	(285,603)	(33,902)
Redemption fees	38	1
Increase in net assets from Investor Class transactions	747,156	315,815
Institutional Class:
Proceeds from shares sold	1,123,827	6,420,317
Proceeds from reinvestment of distributions	88,771	—
Payments for shares redeemed	(24,938)	(26,766)
Redemption fees	—	366
Increase in net assets from Institutional Class transactions	1,187,660	6,393,917
Net increase in net assets resulting from capital share transactions	1,934,816	6,709,732

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(3,900)	—
Institutional Class	(35,230)	—
From net realized gains:
Investor Class	(20,342)	—
Institutional Class	(147,902)	—
Total distributions to shareholders	(207,374)	—
TOTAL INCREASE IN NET ASSETS	3,002,728	7,026,750

NET ASSETS:
Beginning of period	7,026,750	—
End of period, including accumulated undistributed net
investment income of $33,214 and $24,462, respectively.	$10,029,478	$7,026,750

(1)	Inception date of the Fund was July 27, 2012.

See Notes to the Financial Statements

AC ONE CHINA FUND

Financial Highlights

		For the Period
		Inception
	For the Year Ended	Through
	June 30, 2014	June 30, 2013(1)
Investor Class

PER SHARE DATA:(2)

Net asset value, beginning of period	$11.28	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.01	0.02
Net realized and unrealized gain on investments
and translations of foreign currency	2.05	1.26
Total from investment operations	2.06	1.28

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)	—
Dividends from net realized gains	(0.23)	—
Total distributions	(0.27)	—
Paid-in capital from redemption fees	— (3)	— (3)

Net asset value, end of period	$13.07	$11.28

TOTAL RETURN(4)(5)	18.21%	12.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$1,066	$315

Ratio of expenses to average net assets:
Before expense reimbursement(6)	4.61%	8.59%
After expense reimbursement(6)	1.95%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(6)	(2.36)%	(6.23)%
After expense reimbursement(6)	0.30%	0.41%

Portfolio turnover rate(5)	42%	15%

(1)	Inception date of the Fund was July 27, 2012.
(2)	For a Fund share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

AC ONE CHINA FUND

Financial Highlights

		For the Period
		Inception
	For the Year Ended	Through
	June 30, 2014	June 30, 2013(1)
Institutional Class

PER SHARE DATA:(2)

Net asset value, beginning of period	$11.28	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.07	0.04
Net realized and unrealized gain on investments
and translations of foreign currency	2.04	1.24
Total from investment operations	2.11	1.28

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.06)	—
Dividends from net realized gains	(0.23)	—
Total distributions	(0.29)	—
Paid-in capital from redemption fees	—	— (3)

Net asset value, end of period	$13.10	$11.28

TOTAL RETURN(4)	18.57%	12.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$8,963	$6,712

Ratio of expenses to average net assets:
Before expense reimbursement(5)	4.36%	8.34%
After expense reimbursement(5)	1.70%	1.70%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(5)	(2.11)%	(5.98)%
After expense reimbursement(5)	0.55%	0.66%

Portfolio turnover rate(4)	42%	15%

(1)	Inception date of the Fund was July 27, 2012.
(2)	For a Fund share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

AC ONE CHINA FUND

Notes to the Financial Statements
June 30, 2014

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The AC ONE China Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation and income.  The Fund commenced operations on July 27, 2012.  The Fund currently offers two classes, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended June 30, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended June 30, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the year ended June 30, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended June 30, 2014, the Fund increased accumulated undistributed net realized gain on investments by $349 and decreased accumulated undistributed net investment income by $349.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2014

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At June 30, 2014, the Fund had investments in illiquid securities with a total value of $7,328 or 0.1% of total net assets.

Information concerning illiquid securities is as follows:

		Dates	Cost
Security	Shares	Acquired	Basis
China Lumena New Materials	284,000	11/13-1/14	$60,819

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2014

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s Net Asset Value (“NAV”) is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2014

fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$652,506	$8,963,245	$7,328	$9,623,079
Short-Term Investment	375,151	—	—	375,151
Total Investments in Securities	$1,027,657	$8,963,245	$7,328	$9,998,230

Refer to the Schedule of Investments for further information on the classification of investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
in
Securities
Balance as of 6/30/2013	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	7,328
Balance as of 06/30/2014	$7,328
Net unrealized depreciation of Level 3 Securities as of June 30, 2014	$(53,491)

Transfers between levels are recognized at the end of the reporting period.  During the year ended June 30, 2014, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund transferred one security from Level 2 to Level 3 during the year due to the illiquidity of the security.  The Level 3 investment as of June 30, 2014 represented 0.1% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.  Refer to the Schedule of Investments for further information of the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with AC ONE Asset Management, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.95% and 1.70% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2014

exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  As of June 30, 2014, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect through at least October 28, 2014, subject to termination thereafter at any time upon 60 days written notice by either the Trust or the Adviser through May 31, 2015.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
6/30/2016	$261,639
6/30/2017	$244,369

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended June 30, 2014, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the year ended June 30, 2014, the Investor Class incurred expenses of $2,079 pursuant to the Plan.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2014

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

		For the Period
	For the Year Ended	Inception Through
	June 30, 2014	June 30, 2013(1)
Investor Class:
Shares sold	74,254	30,917
Shares issued to holders in reinvestment of dividends	1,768	—
Shares redeemed	(22,316)	(3,016)
Net increase in Investor Class shares	53,706	27,901
Institutional Class:
Shares sold	84,903	597,132
Shares issued to holders in reinvestment of dividends	6,489	—
Shares redeemed	(1,964)	(2,346)
Net increase in Institutional Class shares	89,428	594,786
Net increase in shares outstanding	143,134	622,687

(1)	Inception date of the Fund was July 27, 2012.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended June 30, 2014, were as follows:

	Purchases	Sales
U.S. Government	$ —	$ —
Other	$5,443,965	$3,726,722

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at June 30, 2014, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$1,428,427	$(496,262)	$932,165	$9,066,065

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of passive foreign investment companies.

At June 30, 2014, the most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$33,214	$437,260	$(17,709)	$932,165	$1,384,930

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2014

As of June 30, 2014, the Fund had no capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended June 30, 2014, the Fund deferred, on a tax basis, post-October capital losses of $17,923.

The tax character of distributions paid for the year ended June 30, 2014, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$168,459	$38,915	$207,374

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

There were no distributions made by the Fund for the period ended June 30, 2013.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2014, SEI Private Trust Co., for the benefit of its customers, owned 37.5% of the outstanding shares of the Fund.

AC ONE CHINA FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
AC ONE China Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC ONE China Fund (the “Fund”), a series of Managed Portfolio Series, as of June 30, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC ONE China Fund as of June 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
August 26, 2014

AC ONE CHINA FUND

Additional Information (Unaudited)
June 30, 2014

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Name, Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite Term;	25	Partner, Locke Lord LLP	Director,
615 E. Michigan St.		Since		(a law firm) (2011-Present);	WellCare Health
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	Plans, Inc.
Age: 65				(a law firm) (2007-2011);	(2013-Present);
				Commissioner, U.S. Securities	Director,
				and Exchange Commission	Regional
				(2002-2007).	Management
Corp.
(2012-Present).

David A. Massart	Trustee	Indefinite Term;	25	Co-Founder and Chief	Independent
615 E. Michigan St.		Since		Investment Strategist, Next	Trustee, ETF
Milwaukee, WI 53202		April 2011		Generation Wealth	Series Solutions
Age: 47				Management, Inc.	(3 Portfolios)
				(2005-Present).	(2012-Present).

Leonard M. Rush, CPA	Trustee	Indefinite Term;	25	Chief Financial Officer,	Independent
615 E. Michigan St.		Since		Robert W. Baird & Co.	Trustee, ETF
Milwaukee, WI 53202		April 2011		Incorporated, (2000-2011).	Series Solutions
Age: 68					(3 Portfolios)
(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David M. Swanson	Trustee	Indefinite Term;	25	Founder and Managing	Independent
615 E. Michigan St.		Since		Principal, SwanDog Strategic	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present);	Variable
Age: 57				Executive Vice President,	Insurance Trust
				Calamos Investments	(7 Portfolios)
				(2004-2006).	(2006-Present).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite Term;	25	Executive Vice President, U.S.	None
615 E. Michigan St.	and Trustee	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 2011		(1994-Present).
Age: 55

AC ONE CHINA FUND

Additional Information (Unaudited) – Continued
June 30, 2014

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Name, Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years
Officers
James R. Arnold	President	Indefinite Term,	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI	Principal	January 2011		(2002-Present).
53202	Executive
Age: 57	Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-Present).
Age: 48	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since		Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2005-Present).
Age: 41	Financial
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite Term;	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Since		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 2011		(2011-present); Vice President
Age: 43				and Securities Counsel,
Marshall & Ilsley Trust
Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund
Milwaukee, WI 53202		September 2012		Services, LLC (2005-Present).
Age: 41

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

AC ONE CHINA FUND

Additional Information (Unaudited)
June 30, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended June 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 36.51% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2014 was 0% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 76.77%.

AC ONE CHINA FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and AC ONE Asset Management, LLC. (“AC ONE”) regarding the AC ONE China Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from AC ONE and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant to such determination, including the following: (1) the nature, extent, and quality of the services provided by AC ONE with respect to the Fund; (2) the cost of the services provided and the profits realized by AC ONE from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to AC ONE resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of AC ONE, and the Support Materials, the Board concluded that the overall arrangements between the Trust and AC ONE set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that AC ONE performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that AC ONE provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by AC ONE on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered that AC ONE is a joint venture between Chelsea Management Company and AssetPlus Investment Management Corp., long-standing asset management organizations; the capitalization of AC ONE, noting that the firm had funded a reserve escrow account as an added assurance of prompt payment of its obligations to the Fund; AC ONE’s assets under management; and the Fund’s sound performance through December 31, 2013, which exceeds its benchmarks over all relevant periods.  The Trustees also considered the investment philosophy and investment experience of the portfolio managers, and the fact

AC ONE CHINA FUND

Approval of Investment Advisory Agreement – Continued

that AC ONE utilized the research capabilities of AssetPlus Investment Management Corp.’s Shanghai, China office.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that AC ONE provides to the Fund under the Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to AC ONE under the Investment Advisory Agreement, as well as AC ONE’s profitability from services that AC ONE and its affiliates rendered to the Fund during the 12 month period ended June 30, 2014.  In that regard, the Trustees noted that AC ONE subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees also noted that AC ONE had contractually agreed to reduce its management fees, and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that AC ONE’s advisory relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered an analysis comparing the contractual expenses born by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average and median management fee reported for the benchmark category.  They also considered that the total expenses of the Institutional Class shares of the Fund, which does not have Rule 12b-1 fees, were lower than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, which includes a mix of funds with and without Rule 12b-1 fees.  They further noted that the average net assets of funds in the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one investment adviser to another, the Trustees concluded that AC ONE’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund contains breakpoints.  In this regard, the Trustees noted that AC ONE anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels, and that the investment advisory fee shared these economies with shareholders.  The Trustees noted the fact that an increase in assets would most likely not lead to a correspondingly proportionate decrease in the level of advisory services that AC ONE would need to provide to the Fund at the present time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees noted that AC ONE does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees may be paid to AC ONE as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that AC ONE incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that AC ONE will not receive any additional financial benefits from services rendered to the Fund.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
AC ONE Asset Management, LLC
444 South Flower Street
Los Angeles, CA 90071

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended June 30, 2014 and June 30, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*                    /s/ James R. Arnold
 James R. Arnold, President

Date      September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ James R. Arnold
James R. Arnold, President

Date      September 5, 2014

By (Signature and Title)*                    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date      September 5, 2014

* Print the name and title of each signing officer under his or her signature.